EXHIBIT 23.3

                       Consent of Bardaglio, Hart & Shuman

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
New England Community Bancorp, Inc.
Windsor, Connecticut



     We hereby consent to the use of our report dated January 12, 1996 in the Registration Statement (Form S-4), Amendment Number One, of New England
Community Bancorp, Inc. and the reference to us in the section of the Registration Statement designated "Experts".


                                            Sincerely,

                                            /s/ Bardaglio, Hart & Shuman
                                            ----------------------------
                                            BARDAGLIO, HART & SHUMAN


Windsor Locks, Connecticut
April 23, 1996